Q1 2025 Earnings Call Apr 29, 2025

Safe Harbor Statement and Non-GAAP Financial Measures © 2025 Clarivate. All rights reserved. 2 Forward-Looking Statements This communication includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, and include statements regarding our intentions, beliefs, or current expectations concerning, among other things, anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies, and the markets in which we operate. Such forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in Item 1A. Risk Factors of our annual report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC, which are also available on our website at www.clarivate.com.

Safe Harbor Statement and Non-GAAP Financial Measures © 2025 Clarivate. All rights reserved. 3 Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion. Non-GAAP financial measures are not recognized terms under GAAP, are not measures of financial condition or liquidity, and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such measures in isolation from, or as a substitute for, financial measures or results of operations calculated or determined in accordance with GAAP. We use non-GAAP measures internally in our operational and financial decision-making, to assess the operating performance of our business, to assess performance for employee compensation purposes, and to decide how to allocate resources. We believe that such measures allow us to focus on what we deem to be more reliable indicators of ongoing operating performance and our ability to generate cash flow from operations, and we also believe that investors may find these non-GAAP financial measures useful for the same reasons. Non-GAAP measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies comparable to us, many of which present non-GAAP measures when reporting their results. Further, these measures can be useful in evaluating our performance against our peer companies because we believe they provide users with valuable insight into key components of our GAAP financial disclosure. However, non-GAAP measures have limitations as analytical tools and because not all companies use identical calculations, our presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Our presentation of non-GAAP measures should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that any projections and estimates will be realized in their entirety or at all. In the Appendix to this presentation, we provide definitions of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures. Industry and Market Data The market data and other statistical information used throughout this presentation are based on industry publications and surveys, public filings, and various government sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. We have not independently verified such third-party information, nor have we ascertained the underlying economic assumptions relied upon in those sources, and we are unable to assure you of the accuracy or completeness of such information contained in this presentation. While we are not aware of any misstatements regarding our market, industry, or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors.

Agenda 4© 2025 Clarivate. All rights reserved. Business Review Financial Review Q&A Matti Shem Tov Chief Executive Officer Jonathan Collins Executive Vice President and Chief Financial Officer

Matti Shem Tov Chief Executive Officer Business Review

Q1 2025 Overview

$594M

Revenues

Organic ACV: 1.2% ▲ 30 bps sequentially

Renewal Rate: 94% ▲ 1% YoY

Recurring Organic Revenue Growth: 0.6%

$233M

Adj. EBITDA[1]

39% Margin[1]

▲ 130 bps YoY

$110M

Free Cash Flow[1]

47% Conversion[1]

● Flat YoY

14¢

Adj. EPS[1]

● Flat YoY

Academia & Government

Early success in Q1 on new Web of Science commercial model with 15 customers signing multiyear deals totaling over $80m TCV, 4% YoY ACV CAGR

Monitoring ongoing policy changes to US federal funding of government agencies

Intellectual Property

AI enhancements in patent intelligence suite, show excellent customer feedback and adoption

Re-occurring revenue returning to growth supported by patent annuity volumes

Life Sciences & Healthcare

Secured cross-segment (A&G, LS&H) multi-million-dollar renewal and expansion with South American national consortia

90% renewal rate, increase of 3% YoY

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

© 2025 Clarivate. All rights reserved.

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Powering The Largest Libraries In The World With Our Cloud Solutions © 2025 Clarivate. All rights reserved. 7 British Library Founded in 1973, national library for the United Kingdom; one of the largest libraries in the world, featuring 170 million items Long standing 20-year partnership; selected to implement next generation library services platform and patron interface Implementing Alma and Primo VE to deliver a streamlined, cloud-based secure experience British Library will be 43rd national and state library to adopt Clarivate’s flagship cloud-based library management system, Alma Alma Primo

Expanding Our Partnership In Brazil To Advance Research Programs © 2025 Clarivate. All rights reserved. 8 Coordenação de Aperfeiçoamento de Pessoal de Nível Superior (CAPES) Brazilian government agency serving over 400 higher education and research institutions across the country Long standing 23-year partnership; supporting CAPES to drive socioeconomic development aligned with the country’s needs Signed multi-year renewal, with a 57% increase in the number of higher education institutions added to the contract CAPES has continued to invest in Clarivate solutions including Web of Science, Cortellis Drug Discovery Intelligence, Derwent Innovation Index, and Journal Citation Reports

Value Creation Plan Driving Focus, Growth and Innovation Product & AI Accelerated Innovation Invest in proprietary assets and drive development velocity through customer collaboration Optimize ROI and Support Sales Execution Sales Improved Sales Execution Drive sales execution, customer engagement and retention Increase Organic Growth and Achieve Targets Revenue Business Model Optimization Focus on driving core subscription and re-occurring revenue improving predictability Increase Subscription and Re-occurring Revenue Mix Portfolio Solutions Rationalization Assess strategic alternatives to increase execution focus and optimize capital allocation Unlock Value for Shareholders 9 Value Creation Enablers Talent and Culture Cost Rationalization Enterprise Technology © 2025 Clarivate. All rights reserved.

Value Creation Plan on Track

Q4 2024	Q1 2025	Q2 2025	H2 2025
Hired and promoted proven sales leaders and industry experts into leadership roles ✓	A&G | Launched ProQuest e-Books (subscription platform) ✓	Implement initiative to grow and scale customer success teams for all segments	Introduce agentic AI capabilities across Clarivate
IP | Launched AI-Powered Patent Search in Derwent ✓	A&G | Launched ProQuest Digital Collections (subscription product) ✓	A&G | Release e-Book Central AI-powered research assistant	A&G | Complete Digital Collections transition from transaction to subscription model
A&G | Completed ScholarOne Divestment ✓	LS&H | Launched DRG Fusion subscription platform powered by RWD ✓	LS&H | Release enhanced AI-powered search functionality in Cortellis	IP | Release Derwent AI Patent Watch Solution
Completed business strategic review and portfolio assessment ✓	Implemented revised sales incentive models ✓	IP | Release Derwent Suite AI Powered Patent Classifier Tool (Innography) & AI Powered TM opposition assistant 'RiskMark'	LS&H | Release new MedTech subscription solutions

Execute program to drive internal cost efficiencies

Evaluate strategic alternatives

Business Model Optimization | Improved Sales Execution | Accelerated Innovation | Solutions Rationalization

Clarivate™

© 2025 Clarivate. All rights reserved.
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Jonathan Collins Chief Financial Officer Financial Review

Q1 2025 Financial Results 12 Changes from Prior Year $m except per share data Q1 ‘25 Q1 ‘24 Change Revenues $594 $621 $(27) Income / (Loss) from Operations (21) 5 (26) Interest Expense, Net 64 70 (6) Income Tax Expense (Benefit) 19 15 4 Net Income / (Loss) to Ordinary Shares $(104) $(94) $(10) Net Income / (Loss) Per Share, basic $(0.15) $(0.14) $(0.01) Adjusted EBITDA1 233 236 (3) Adjusted EBITDA Margin1 39.3% 38.0% 130 bps Adjusted Diluted EPS1 $0.14 $0.14 - Operating Cash Flow $171 $176 $(5) Capital Spending 61 64 (3) Free Cash Flow1 110 112 (2) Revenues • Decline due to inorganic divestitures, disposals, and Fx translation impacts partially offset by organic growth Net Income • Increased restructuring costs associated with the VCP are primary driver of net income and EPS reduction Operating Cash Flow • Modest increase in restructuring costs is the major contributor to the change versus prior year 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Note: Amounts in table may not sum due to rounding. © 2025 Clarivate. All rights reserved.

Q1 2025 Revenues and Adj. EBITDA[1]

Organic

- Return to growth in patent renewal volumes drove recurring[2] organic growth of 0.6% and strong cost discipline led to more than full flow through to profit

Inorganic Disposals

- Largely impact of books business, negligible decline in digital collections and RWD

Inorganic Divestitures

- Primarily ScholarOne and Valipat divestitures

Foreign Exchange

- Strengthening of USD late in quarter drove transaction gains, weaker on average through quarter led to lower translation

Changes from Prior Year



$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA¹
$621
$2
($7)
($16)
($6)
$594
$236
38.0%
$4
$0
($9)
$2
$233
39.3%
Q1 2024
Organic
Inorganic Disposals
Inorganic Divestitures
FX
Q1 2025

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Subscription Revenues + Re-occurring Revenues.
Note: Amounts in table may not sum due to rounding.

© 2025 Clarivate. All rights reserved.

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Q1 2025 Cash Flow 14 Free Cash Flow1 • Results in line with prior year and expectations Capital Allocation • Utilized nearly half of FCF to repurchase 11.7m shares at an average price of $4.29 $m Q1 ‘25 Q1 ‘24 Change Adj. EBITDA1 $233 $236 $(3) One-Time Costs2 (23) (19) (4) Interest (33) (37) 4 Taxes (7) (8) 1 Working Capital 10 11 (1) Other3 (8) (8) - Operating Cash Flow 171 176 (5) Capital Spending (61) (64) 3 Free Cash Flow1 $110 $112 $(2) Free Cash Flow Conversion1 47% 47% - Preferred Dividend - (19) 19 Share Repurchase (50) - (50) Debt Repayment - (47) 47 M&A - - - Other4 (2) (36) 34 Cash Flow $59 $10 $49 © 2025 Clarivate. All rights reserved. Changes from Prior Year 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 2 Includes restructuring-related severance and transaction cost. 3 Includes impaired contractual costs and refinancing cost. 4 Fx, Tax withholding for share-based compensation and refinancing cost. Note: Amounts in table may not sum due to rounding.

FY 2025 Guidance

Organic ACV

- Expect inflection this year as return on product investments will begin to materialize

Recurring Organic Growth

- Strategic disposal benefit affects transactional revenues, which are excluded from this metric

Revenues / Mix

- Range contemplates recurring organic variation, transactional variability including the rate of decline in disposals, and Fx
- Strategic disposals to improve recurring revenue mix by ~5%

Adj. EBITDA / Margin / FCF

- Expect to maintain Adj. EBITDA margin and FCF conversion despite lower revenue due to strategic disposals and cost efficiencies

Metric	Low	Mid Point[4]	High
Organic ACV	1.0%	~1.5%	2.0%
Recurring Organic Growth[2]	(1.0)%	~Flat	1.0%
Revenues	$2,280m	~$2,340m	$2,400m
Recurring Revenue Mix[3]	83%	~85%	87%
Adj. EBITDA[1]	$940m	~$970m	$1,000m
Adj. EBITDA Margin[1]	40.5%	~41.5%	42.5%
Adj. Diluted EPS[1]	60¢	~65¢	70¢
Free Cash Flow[1]	$300m	~$340m	$380m

Guidance Range — Mid Point[4]

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] Subscription + Re-occurring order types.
[3] (Subscription + Re-occurring) / Total Revenues.
[4] Mid Point included for illustrative purposes only.

© 2025 Clarivate. All rights reserved.

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FY 2025 Revenues and Adj. EBITDA[1] Outlook

Organic
- Expect modest revenue decline due to remaining transactional business
- Profit headwind due to continued investments in product innovation partially offset by VCP internal cost efficiencies

Inorganic Disposals
- Digital Collections transactional revenues gone by year end, Books and RWD in 2026

Inorganic Divestitures
- ScholarOne and Valipat divestitures

Foreign Exchange
- Outlook remains cautious due to high volatility despite recent weakening of the USD



Changes from Prior Year
$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA1
$2,557
Transactional
~($10)
~($140)
~($40)
~($25)
~$2,340
$1,060
41.5%
~($20)
~($40)
~($20)
~($10)
~$970
~41.5%
2024A
Organic
Inorganic Disposals
Inorganic Divestitures
FX
2025T

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Note: Amounts in table may not sum due to rounding.

© 2025 Clarivate. All rights reserved.

16

FY 2025 Cash Flow Outlook

Free Cash Flow[1]

- Lower interest, working capital, and capital spending expected to largely offset lower profit to improve FCF conversion by ~1%

Capital Allocation

- Maintain flexibility between share repurchases and deleveraging

Changes from Prior Year			
$m	2025 Outlook	2024 Actuals	Change
Adj. EBITDA[1]	**~$970**	**$1,060**	**~$(90)**
One-Time Costs[2]	~(45)	(46)	~0
Interest	~(245)	(265)	~20
Taxes	~(55)	(53)	~0
Working Capital	~(5)	(23)	~20
Other[3]	~(25)	(26)	~0
Operating Cash Flow	~595	647	~(50)
Capital Spending	~(255)	(289)	~35
Free Cash Flow[1]	**~$340**	**$358**	**~$(20)**
Free Cash Flow Conversion[1]	***~35%***	***34%***	***~+1%***
Preferred Dividend	0	(38)	~40
Share Repurchase	~(300)	(200)	~40
Debt Repayment		(198)	
M&A		55	
Other[4]	~(40)	(53)	~15
Cash Flow	**~$0**	**$(76)**	**~$75**

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Includes restructuring-related severance and transaction cost.
[3] Includes impaired contractual costs and refinancing cost. [4] Fx, Tax withholding for share-based compensation and refinancing cost.
Note: Amounts in table may not sum due to rounding.

Clarivate™

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Business Model Provides Clear Path to Long-Term Profitable Growth 18© 2025 Clarivate. All rights reserved. Best-In-Class Data & Workflow Assets Products Colleagues Talented Team With Deep Expertise Trusted Provider, Blue Chip Customer Base Robust Free Cash Flow Scaled Information Services Provider Across The Innovation Value Chain

Q&A Session

Appendix Presentation of Certain Non-GAAP Financial Measures

21© 2025 Clarivate. All rights reserved. Presentation of Certain Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA margin Adjusted EBITDA represents net income (loss) before the provision (benefit) for income taxes, depreciation and amortization, and interest expense, net, adjusted to exclude share-based compensation, impairments, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance. Net income (loss) margin is calculated by dividing net income (loss) by revenues. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by revenues. Adjusted net income and Adjusted diluted EPS Adjusted net income represents net income (loss), adjusted to exclude amortization related to acquired intangible assets, share-based compensation, impairments, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the associated income tax impact of such adjustments. Adjusted diluted EPS is calculated by dividing Adjusted net income by Adjusted diluted weighted average shares. The Adjusted diluted weighted average shares calculation assumes that all instruments in the calculation are dilutive. Free cash flow and Free cash flow conversion Free cash flow represents net cash provided by (used for) operating activities less capital expenditures. Operating cash flow conversion is calculated by dividing net cash provided by (used for) operating activities by net income (loss). Free cash flow conversion is calculated by dividing Free cash flow by Adjusted EBITDA.

Reconciliation of Non-GAAP Financial Measures 22 Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin $m Q1 ‘25 Q1 ‘24 Net income (loss) $(103.9) $(75.0) Provision (benefit) for income taxes 18.8 15.0 Depreciation and amortization 185.4 179.4 Interest expense, net 64.3 70.2 Share-based compensation expense 11.1 15.4 Restructuring and other impairments 24.7 9.5 Fair value adjustment of warrants — (5.2) Transaction related costs 6.3 4.4 Other1 26.5 22.6 Adjusted EBITDA $233.2 $236.3 Net income (loss) margin (17.5)% (12.1)% Adjusted EBITDA margin 39.3% 38.0% © 2025 Clarivate. All rights reserved. Descriptions 1. Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. The three months ended March 31, 2024 also includes a $15.8 loss on divestiture.

Reconciliation of Non-GAAP Financial Measures 23 Net income (loss) and Net income (loss) per share to Adjusted net income and Adjusted diluted EPS Q1 ‘25 Q1 ‘24 $m except per share data Amount Per Share Amount Per Share Net income (loss) and Diluted EPS $(103.9) $(0.15) $(75.0) $(0.11) Amortization related to acquired intangible assets 136.3 0.20 138.5 0.21 Share-based compensation expense 11.1 0.02 15.4 0.02 Restructuring and other impairments 24.7 0.04 9.5 0.01 Fair value adjustment of warrants — — (5.2) (0.01) Transaction related costs 6.3 0.01 4.4 0.01 Other1 26.5 0.03 22.6 0.02 Income tax impact of related adjustments (5.2) (0.01) (6.7) (0.01) Adjusted net income and Adjusted diluted EPS $95.8 $0.14 $103.5 $0.14 Adjusted weighted average ordinary shares, diluted 695.2 727.6 © 2025 Clarivate. All rights reserved. Descriptions 1. Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. The three months ended March 31, 2024 also includes a $15.8 loss on divestiture.

Reconciliation of Non-GAAP Financial Measures 24 Net cash provided by operating activities to Free cash flow and Free cash flow conversion $m Q1 ‘25 Q1 ‘24 Net cash provided by operating activities $171.2 $176.2 Capital expenditures (60.9) (64.4) Free cash flow $110.3 $111.8 Operating cash flow conversion (164.8)% (234.9)% Free cash flow conversion 47.3% 47.3% © 2025 Clarivate. All rights reserved.

Reconciliation of Non-GAAP Financial Measures – 2025 Outlook 25© 2025 Clarivate. All rights reserved. The following table presents our calculation of Adjusted EBITDA and Adjusted EBITDA margin for the 2025 outlook and reconciles these non-GAAP measures to our Net income (loss) and Net income (loss) margin for the same period: Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin Year Ending December 31, 2025 (Forecasted) $m Low High Net income (loss) $(203) $(127) Provision (benefit) for income taxes 55 59 Depreciation and amortization 697 687 Interest expense, net 262 252 Share-based compensation expense 84 84 Restructuring and other impairments1 30 30 Transaction related costs 10 10 Other 5 5 Adjusted EBITDA $940 $1,000 Net income (loss) margin (8.9)% (5.3)% Adjusted EBITDA margin 40.5% 42.5% Descriptions 1. Reflects restructuring costs expected to be incurred in 2025 associated with the Value Creation Plan.

Reconciliation of Non-GAAP Financial Measures – 2025 Outlook 26© 2025 Clarivate. All rights reserved. The following table presents our calculation of Adjusted diluted EPS for the 2025 outlook and reconciles this non-GAAP measure to our Net income (loss) per share for the same period: Net income (loss) per fully diluted weighted shares outstanding to Adjusted diluted EPS Year Ending December 31, 2025 (Forecasted) $m Low High Net income (loss) per share $(0.28) $(0.18) Amortization related to acquired intangible assets 0.75 0.75 Share-based compensation expense 0.12 0.12 Restructuring and other impairments1 0.04 0.04 Transaction related costs 0.01 0.01 Other 0.01 0.01 Income tax impact of related adjustments (0.05) (0.05) Adjusted diluted EPS $0.60 $0.70 Adjusted weighted average ordinary shares, diluted 696 million Descriptions 1. Reflects restructuring costs expected to be incurred in 2025 associated with the Value Creation Plan.

Reconciliation of Non-GAAP Financial Measures – 2025 Outlook 27 Net cash provided by operating activities to Free cash flow and Free cash flow conversion Year Ending December 31, 2025 (Forecasted) $m Low High Net cash provided by operating activities $555 $635 Capital expenditures (255) (255) Free cash flow $300 $380 Operating cash flow conversion (273.4)% (500.0)% Free cash flow conversion 31.9% 38.0% © 2025 Clarivate. All rights reserved. The following table presents our calculation of Free cash flow and Free cash flow conversion for the 2025 outlook and reconciles these non-GAAP measures to our Net cash provided by operating activities and operating cash flow conversion for the same period:

© 2025 Clarivate Clarivate and its logo, as well as all other trademarks used herein, are trademarks of their respective owners and used under license. About Clarivate Clarivate is a leading global provider of transformative intelligence. We offer enriched data, insights & analytics, workflow solutions and expert services in the areas of Academia & Government, Intellectual Property and Life Sciences & Healthcare. For more information, please visit www.clarivate.com